1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp 2Q22 Earnings Presentation July 21st, 2022 Refer to earnings release dated July 21st, 2022 for further information.

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s webs ite at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 2Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Generated record adjusted revenue • Compared to 2Q21, PPNR increased 13% (adjusted PPNR increased 11%) • Net interest income increased 12% compared to 1Q22; NIM up 33 basis points compared to 1Q22 • Efficiency ratio of 55%, a 4 point improvement from 2Q21 • ACL of 1.85% (includes approximately 4 bps from Dividend Finance); Net charge-off ratio of 0.21% and NPA ratio of 0.47% 2Q22 highlights Reported1 Adjusted1 ROA Efficiency ratio ROTCE 1.13% 15.2% NIM 2.92%2.92% 1.09% 17.5% 54.5%55.1% ROE 12.8%12.3% excl. AOCI PPNR $930MM$906MM EPS $0.79$0.76 CET12 8.96% For end note descriptions, see end note summary starting on page 39

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Net interest income1 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NII $ in millions; NIM change in bps $1,1981Q22 2.59% 1Q22 to 2Q22 Reported NII & NIM Walk NIM $1,342 2.92%2Q22 Higher Day Count Net benefit of deployment of excess cash into securities 9 (1) 67 16 86 19 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NIM 22 1 April long-term debt issuance and other wholesale (3) (1) $1,211 $1,198 $1,342 2Q21 1Q22 2Q22 Reduced investment portfolio prepayment penalties (19) (4) Market rate benefit Net benefit of excess cash deployed into loan growth For end note descriptions, see end note summary starting on page 39 Consumer and Commercial loan yield compression (10) (2) 2.63% 2.59% 2.92% NIM benefit of normalizing cash and commercial deposits 0 6 PPP balance runoff (8) (1)

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest income (excl. securities (gains)/losses)1 Noninterest income • Adjusted noninterest income1 up $23 million, or 3% • Primary drivers: ‒ Other noninterest income (up 73%) ‒ Card and processing revenue (up 8%) ‒ Partially offset by mortgage banking net revenue (down 40%) T o ta l n o n in te re s t in c o m e ; $ m ill io n s Noninterest income • Adjusted noninterest income1 down $36 million, or 5% • Primary drivers: ‒ Mortgage banking net revenue (down 52%) ‒ Commercial banking revenue (down 14%) ‒ Partially offset by other noninterest income (up 27%) 2Q22 vs. 2Q21 2Q22 vs. 1Q22 $741 $684 $676 $768 $709 $732 2Q21 1Q22 2Q22 For end note descriptions, see end note summary starting on page 39

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $1,153 $1,222 $1,112 $1,153 $1,222 $1,112 2Q21 1Q22 2Q22 Adjusted noninterest expense1 Noninterest expense • Adjusted noninterest expense1 down $110 million, or 9% • Primary drivers: ‒ Compensation and benefits (down 18%, or down 15% excluding the impacts of NQDC) ‒ Partially offset by other noninterest expense (up 8%) T o ta l n o n in te re s t e x p e n s e ; $ m ill io n s • Adjusted noninterest expense1 down $41 million, or 4% • Primary drivers: ‒ Compensation and benefits (down 8%, or down 2% excluding the impacts of NQDC) ‒ Net occupancy expense (down 3%) ‒ Partially offset by marketing expense (up 40%) Noninterest expense 2Q22 vs. 2Q21 2Q22 vs. 1Q22 For end note descriptions, see end note summary starting on page 39

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $67.0 $72.9 $75.1 $40.7 $42.9 $43.8 $107.7 $115.9 $118.8 2Q21 1Q22 2Q22 $36.9 $42.4 $54.5 $33.6 $28.3 $9.6 $70.5 $70.7 $64.2 3.06% 2.84% 2.73% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2Q21 1Q22 2Q22 $0.0 $0.0 $0.0 $5.7 $2.6 $2.5 $5.7 $2.6 $2.5 2Q21 1Q22 2Q22 $68.4 $71.4 $74.4 $40.1 $42.1 $43.3 $108.5 $113.5 $117.7 3.63% 3.41% 3.61% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0 20 40 60 80 100 120 2Q21 1Q22 2Q22 Commercial Securities1Commercial Interest earning assets Average securities1 and short-term investmentsAverage loan & lease balances Consumer Total loan yield $ in billions; loan & lease balances excluding HFS Short-term investments Taxable securities yield Consumer Period-end loan & lease balances Period-end HFS loan & lease balances Commercial Consumer $ in billions Note: For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding +3% +8% QoQ YoY % change (2%) (55%) NM NM QoQ YoY % change (66%) (71%) +29% +48% QoQ YoY % change +2% +8% QoQ YoY % change +4% +9% +3% +12% $ in billions; loan & lease balances excluding HFS $ in billions

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $14.1 $12.2 $20.9 2Q21 1Q22 2Q22 $15.7 $12.6 $15.8 2.58% 2.71% 2.56% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2Q21 1Q22 2Q22 $80.7 $83.3 $73.8 $81.3 $87.1 $85.3 $162.0 $170.4 $159.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2Q21 1Q22 2Q22 $80.3 $83.0 $76.3 $82.0 $85.4 $85.9 $162.3 $168.4 $162.2 0.06% 0.04% 0.09% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 2Q21 1Q22 2Q22 Core deposits and wholesale funding Average wholesale funding balancesAverage core deposit balances Commercial Consumer Total IB core deposit rate $ in billions $ in billions Period-end core deposit balances Period-end wholesale funding balances Total wholesale funding Wholesale funding cost Total wholesale fundingCommercial Consumer $ in billions $ in billions Note: totals shown above may not foot due to rounding +1% +5% (8%) (5%) QoQ YoY % change (2%) +5% (11%) (9%) QoQ YoY % change 72% 48% QoQ YoY % change 26% 1% QoQ YoY % change

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0.13% 0.18%0.20% 0.32% 0.40% 0.33% 0.40% 0.17% 0.10% 0.03% 0.10% 0.05% 0.19% 0.59% 0.68% 0.78% 0.66% 0.52% 0.40%0.47% 0.43% 0.26% 0.21% 0.25% 0.24% 0.29% 0.36% 0.41%0.44 0.44% 0.35% 0.43% 0.27 0.16% 0.08% 0.14% 0.12% 0.21% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 2Q19 2Q20 2Q21 2Q22 Commercial NCO ratio Consumer NCO ratio Total NCO Ratio 0.51% 0.47% 0.62% 0.60% 0.65% 0.84% 0.79% 0.72% 0.61% 0.52% 0.47%0.49% 0.47% 0.35% 0.37% 0.33% 0.35% 0.33% 0.29% 0.33% 0.28% 0.26% 0.25% 0.23%0.25% 0.25% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2Q19 2Q20 2Q21 2Q22 NPA ratio(c) 30-89 days past due as a % of Portfolio loans 2.06% 2.00% 1.85% 1.80% 1.85% -0.30% 0.20% 0.70% 1.20% 1.70% 2.20% 2Q21 3Q21 4Q21 1Q22 2Q22 Credit quality overview Early stage delinquencies and NPAs Net charge-offs (NCOs) ACL as % of portfolio loans and leases • Drivers of $117MM increase in ACL: • $85MM increase from loan balances and unfunded commitment growth (includes impact of Dividend Finance acquisition) • Remainder of growth reflecting macroeconomic forecast conditions 1Q22 1 1Q22 1 For end note descriptions, see end note summary starting on page 39

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Allowance for credit losses Allowance for loan & lease losses Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Total commercial loans and leases Residential mortgage loans Home equity Indirect secured consumer loans Credit card Other consumer loans Total consumer loans Allowance for loan & lease losses Reserve for unfunded commitments1 Allowance for credit losses 100 15 1,165 248 115 141 214 131 849 2,014 188 $2,202 261 789 1.87% 0.53% 1.55% 1.41% 2.94% 0.83% 12.14% 3.72% 1.94% 1.70% 1.85% 1.41% 2.43% Allocation of allowance by product $ in millions 2Q22 Amount % of portfolio loans & leases For end note descriptions, see end note summary starting on page 39; Note, totals shown above may not foot due to rounding Change in Rate 0.97% (0.35%) 0.30% (0.20%) (0.43%) (0.10%) 0.81% (0.16%) (0.52%) 0.01% 0.05% 0.86% 0.19% 0.41% (0.05%) 0.03% 0.02% 0.00% 0.03% 0.07% 0.05% 0.05% 0.00% 0.06% Compared to: 1Q22 CECL Day 1 0.03% 0.08% The ACL ratio of 1.85% includes approximately 4 bps impact from Dividend Finance

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Loan-to-core deposit ratio of 75% • ~$97 billion of available liquidity sources • $5.0 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~21 months Strong capital and liquidity position Regulatory capital position Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$5 ~$43 ~$6 ~$42 ~$97 Liquidity Sources Liquidity position $ in billions; as of 6/30/2022 Common equity tier 1 ratio1 For end note descriptions, see end note summary starting on page 39; Note: totals shown above may not foot due to rounding ~35 bps 8.96% 9.31% ~(13 bps) ~6 bps ~(37 bps) ~(26 bps) 1Q22 2Q22 Net income to common Dividend Finance acquisition Common dividends OtherRWA • Targeting 9.25% area CET12 at year-end Excludes impact of Dividend Finance acquisition Includes the impact of disposition activities

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion and on continually improving the digital experience Diversifying and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and then share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations FY 2022 compared to FY 2021 Net interest income1 Noninterest income1 down 7 – 8% (April: stable to down 1%) Noninterest expense1 stable to down 1% (April: up 1 – 2%) up 17 – 18% (April: up 13 – 14% assuming 12/31/22 Fed funds rate of 2.50%) July guidance utilizes July 1 forward curve and assumes 12/31/22 Fed funds rate of 3.25%(FY21 baseline: $4.78BN) (FY21 baseline: $3.15BN) (FY21 baseline: $4.72BN) Net charge-off ratio 20 – 25 bps (April: 20 – 25 bps) Effective tax rate 22 – 23% (April: 22 – 23%) For end note descriptions, see end note summary starting on page 39 As of July 21, 2022; please see cautionary statements on page 2 Relative to April, no change to outlook with respect to: Total revenue1 up 7 – 8% (April: up 7 – 8%) (FY21 baseline: $7.93BN; Includes securities g/l) PPNR1 up 17 – 19% (April: up 16 – 18%) (FY21 baseline: $3.20BN; includes securities g/l) (including HFS) Avg. loans & leases up 5 – 6% (April: up 5 – 6%) • Expect improved PPNR growth (now 17 to 19%), as better NII and expense outlook expected to be partially offset by more subdued noninterest income in current environment • Total loan growth • Total revenue growth • Net charge-off ratio

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations As of July 21, 2022; please see cautionary statements on page 2 (including HFS) Avg. loans & leases up ~1% Net interest income1 Noninterest income1 down 3 – 4% Noninterest expense1 up 4 – 5% up ~2% excluding 2Q22 NQDC item of $27MM up 11 – 12% Guidance utilizes July 1 forward curve and assumes 9/30/22 Fed Funds rate of 3.00%(2Q22 baseline: $1.342BN) (2Q22 baseline: $732MM) (2Q22 baseline: $1.112BN) Net charge-off ratio 20 – 25 bps Effective tax rate 22 – 23% Third quarter 2022 compared to Second quarter 2022 For end note descriptions, see end note summary starting on page 39 Total revenue1 up 8 – 9% (2Q22 baseline: $2.042BN; includes securities g/l) PPNR1 up 11 – 13% (2Q22 baseline: $930MM; includes securities g/l)

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

ESG priorities and metrics

Addressing climate change

$8BN in lending and financing to renewable energy projects since 2012 (achieved 2025 goal)

78 due diligence reviews for sensitive sectors in compliance with E&S Policy[1]

50% reduction in Scope 1 and 2 GHG emissions since 2014

100% renewable energy purchased since 2019

Achieved carbon neutrality in our operations since 2020

Promoting inclusion and diversity

$2.8BN accelerating racial equality, equity and inclusion initiative

38% board diversity[2]

59% women; 27% persons of color in workforce

>99% pay equity for women and minorities

$88MM Tier 1 diverse supplier spend, ~9% of net addressable spend (up from 7% in 2020)

Keeping the customer at the center

99% of banking centers remained open since the start of the pandemic

13MM customer outreach calls in 2021

2% consumer household growth

Low reliance on punitive consumer fees, with $16MM overdraft fees avoided with Extra Time®

2M+ mobile banking users

17% reduction in complaints since 2019

Demonstrating our commitment to employees

$20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase

Special COVID bonus awarded to 7,500+ eligible front-line employees during pandemic

Up to 7% 401(k) employer contribution with 84% participation

~765K hours of training (39 hours average / FTE)

Strengthening our communities

$180MM Neighborhood Investment Program in nine majority-Black communities

$1.3BN provided in community development lending and investment

$41MM in charitable donations to support communities

~3MM people educated through our LIFE programs[3]

~97K hours of community service and $6MM in employee giving

Fifth Third is committed to maintaining ESG leadership position

For end note descriptions, see end note summary starting on page 39

17

© Fifth Third Bancorp | All Rights Reserved

A recognized ESG leader among peers

Recent actions

Published 3rd ESG report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to ESG topics
ESG Funding Modifier added to 2022 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which *includes the Bank's climate strategy and sustainable finance initiatives*

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

2022 World's Most Ethical Companies® — www.ethisphere.com — 3-Time Honoree

America's Most Responsible Companies 2022 — Newsweek / statista

The Best Employers for Diversity — Forbes 2022

Bloomberg Gender-Equality Index 2022

3BL Media — Responsible CEO of the Year — Community Impact 2021

#1 Rank for customer COVID Response
2021 Financial Health and Advice from a leading study

Top Workplace in Financial Services
Recognized by Energage in 2022

Human Rights Campaign — Perfect 100% Score
Human Rights Campaign Corporate Equality Index for seventh consecutive year

CDP (Disclosure Insight Action) — A- Leadership Band
2019, 2020 and 2021 CDP surveys

BankOn National Certification
For Express Banking account

MSCI	S&P Global	ESG Risk Rating[2]	CSRHub	SSGA	Refinitiv
ESG Rating	ESG Score	July 2022	ESG Ranking	R-Factor Score	ESG Combined Score
Nov 2021 (last update)	Corporate Sustainability Assessment		July 2022	Feb 2022	July 2022
A	73rd percentile	Low Risk	91st percentile	Outperformer	A- (79/100)
Upgraded 3 notches	Top among peers[1]	Top quartile among peers[1]	Top among peers[1]	Top 10-30% among Commercial Banks	Top among peers[1]

For end note descriptions, see end note summary starting on page 39

18
© Fifth Third Bancorp | All Rights Reserved

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Strong liquidity profile $ millions – excl. Retail Brokered & Institutional CDs Unsecured debt maturities Holding company: • Holding Company cash as of June 30, 2022: $5.0BN • Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~21 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions • The Holding Company issued the following long-term debt in 2Q22: • $400MM 6NC5 fixed-to-floating rate debt • $600MM 11NC10 fixed-to-floating rate debt • $0.7BN of Holding Company debt was redeemed in 2Q22 Bank entity: • The Bank did not issue or have long-term debt maturities in 2Q22 • Available and contingent borrowing capacity (2Q22): • FHLB ~$6.3BN available, ~$13.2BN total • Federal Reserve ~$42.5BN 2022 2023 2024 2025 2026 2027 on Fifth Third Bancorp Fifth Third Bank Fifth Third Financial Corp $2,250 $4,737 $750 $0 $1,150 $1,500 57% 8% 35% Branch Banking Wealth & Asset Management Commercial Banking Composition of deposits by segment Average as of 2Q22

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $0.4B $0.7B ~$1.2B 2021 2022E ✓ Continue to expect through-the-cycle NCOs in the 0.25% to 0.30% range1 Recent non-bank acquisitions Dividend Finance • Closed acquisition of Dividend Finance on May 10, 2022 • Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Management team with deep experience in consumer credit, energy, and technology at leading regulated financial services institutions • Leading consumer solar project loan originator with a focus on prime and super-prime borrowers ✓ Continue to expect through-the-cycle NCOs in the 1.30% area1 Dividend Finance expectations For end note descriptions, see end note summary starting on page 39 Estimated Pre-close production Post-close production Provide • Closed acquisition of Provide on August 2, 2021 • Provide is the leading fintech in the healthcare practice finance segment • Digital capabilities delivers best-in-class experience and speed to close • Post-acquisition, added 5 additional products, expanded salesforce, and entered Veterinary vertical • Significant success in deepening relationships with ~70% deposit penetration and ~50% TM penetration ~$1.6B$0.9B ~$2.1B 2021 2022E Estimated Provide expectations Expect ~$1.3B in production in 2H22

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $25 $16 $11 $6 $3 $28 $31 $25 $14 $10 $53 $47 $36 $20 $12 2Q21 3Q21 4Q21 1Q22 2Q22 Other Accelerated Fees From Forgiveness $3.7 $2.3 $1.3 $0.7 $0.4 2Q21 3Q21 4Q21 1Q22 2Q22 $4.8 $3.1 $1.8 $1.0 $0.5 2Q21 3Q21 4Q21 1Q22 2Q22 Average PPP loan balances Period-end PPP loan balances PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Projected loan balances1 • FY22 Average Balance: $0.5BN • 4Q22 Average Balance: $0.1BN • Expect FY22 interest income of ~$40MM1 $ in millions $ in billions $ in billions Paycheck Protection Program update For end note descriptions, see end note summary starting on page 39 ; totals shown above may not foot due to rounding

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $7.2 $3.3 $1.7 $0.5 $0.0 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2Q22 3Q22 4Q22 1Q23 2Q23 $16.2 $8.5 $4.5 $1.3 $0.1 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 20.00 2Q22 3Q22 4Q22 1Q23 2Q23 $1.6 $1.1 $0.8 $0.3 $0.0 2Q22 3Q22 4Q22 1Q23 2Q23 Average loan balances • Third-party serviced GNMA forbearance loan purchases: • 4Q20: $2.1BN • 1Q21: $0.6BN • 2Q21: $1.0BN • 3Q21: $0.3BN • 4Q21: $0.7BN • Expect the decline in these loan balances to accelerate in 2022, given the strong underlying credit quality of the portfolio • Expect FY22 NII of ~$55MM compared to ~$115MM in FY21 • Expect FY22 servicing expenses of ~$20MM compared to ~$50MM in FY21 • Relatively minor noninterest income in both FY21 and FY22 • GNMA forbearance projections are incorporated into outlook $ in billions GNMA forbearance loan purchase update1 Net interest income $ in millions Servicing expenses $ in millions actual actual actual For end note descriptions, see end note summary starting on page 39

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0% 100% Fix | 0% Variable 82% Fix | 18% Variable Balance sheet positioning Investment portfolio $27.1BN fixed 3 | $47.6BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $36.4BN fixed | $7.3BN variable 1 $7.4BN fixed | $3.0BN variable4 • 1M based: 42%7, 12 • 3M based: 6%7, 12 • Prime & O/N based: 14%7,12 • Other based: 1%7,10, 12 • Weighted avg. life: 2.0 years1,3 • 1M based: 1%8,12 • 12M based: 2%8,12 • Prime: 12%8 • Other based: 1%8,12,13 • Weighted avg. life: 3.7 years1 • 1ML based: 20%9 • 3ML based: 8%9 • Weighted avg. life: 4.8 years C&I 32% Fix | 68% Variable Coml. mortgage 43% Fix | 57% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 93% Fix | 7% Variable Home equity 7% Fix | 93% Variable Senior debt 71% Fix | 29% Variable Sub debt 71% Fix | 29% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 29% Fix | 71% Variable Credit card 35% Fix | 65% Variable Other 65% Fix | 35% Variable Other 85% Fix | 15% Variable • 67% allocation to bullet/ locked-out cash flow securities • AFS yield: 2.74%5 • Effective duration of 5.76 • Net unrealized pre-tax loss: $3.3BN • 99% AFS11 Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in active cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) and ~$3.0BN fair value hedges associated with long term debt (receive-fixed swaps). • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $5.1BN non-agency CMBS (All super-senior, AAA-rated securities; 59.2% WA LTV, ~38.1% credit enhancement) For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding Auto/Indirect 100% Fix | 0% Variable 75% 14% 7% 4% 39% 40% 9% 8% 4% 70% 26% 1% 3% 23% 55% 22%

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with demand deposit balance changes Estimated NII sensitivity with deposit beta changes NII is asset sensitive in year 1 and year 2 to rising rates. • As of June 30, 2022, 46% of HFI loans were variable rate net of existing hedges (64% of total commercial; 17% of total consumer)1 • Investment portfolio effective duration of 5.72 • Short-term borrowings represent approximately 37% of total wholesale funding, or 4% of total funding • Approximately $9.3 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • FITB utilizes a dynamic beta model, these models are trained on multiple hike and cut cycles: • Weighted-average dynamic beta on interest- bearing deposit balances are approximately3 : • 47% in the up 100 scenario • 50% in the up 200 scenario • 36% in the down 100 scenario • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with ~$3BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 3 bps For end note descriptions, see end note summary starting on page 39 Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (1.8%) (0.6%) 3.0% 8.7% +100 Ramp over 12 months (1.0%) 0.1% 1.3% 4.4% -100 Ramp over 12 Months (4.1%) (10.0%) (4.5%) (10.6%)

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $10 4Q29 $12 $12 $12 $11 $11 $11 $7 $7 $6 $5 $5 $1 $1 $1 $5 $5 $6 $7 $10 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Forward starting swaps Existing swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM1 EOP notional value of cash flow hedges ($ in billions) Cash flow hedges Actual Gross receive fixed rate of swaps: • 2Q22-4Q22: 2.35% • 1Q23-3Q23: 2.37% • 4Q23-1Q24: 2.34% • 2Q24: 2.35% • 3Q24: 2.34% • 4Q24: 2.50% Added $10BN of forward starting swaps in 2Q22; swap protection extends into 2031 ($10BN at weighted average receive fixed rate of 3.03%) 2 $9 3Q30 $5 4Q30 For end note descriptions, see end note summary starting on page 39

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $81 $78 $37 $25 $23 $59 $63 $67 $71 $81 ($3) $9 ($5) $9 ($19) ($73) ($64) ($64) ($53) ($54) $64 $86 $35 $52 $31 -$100 -$75 -$50 -$25 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2Q21 3Q21 4Q21 1Q22 2Q22 $3.7 $3.8 $2.7 $2.2 $3.0 $1.3 $1.2 $1.6 $1.2 $1.3 $5.0 $5.0 $4.3 $3.5 $4.3 2Q21 3Q21 4Q21 1Q22 2Q22 Gross servicing fees Mortgage banking results $ in millions Mortgage banking net revenue Mortgage originations and margins • Mortgage banking net revenue decreased $21 million from prior quarter, primary reflecting a $28 million decrease from MSR net valuation adjustment and an $10 million increase in mortgage servicing revenue • $4.3 billion in originations, up 23% from the prior quarter and down 14% compared to the year-ago quarter; ~64% purchase volume Origination fees and gains on loan sale MSR decayNet MSR Valuation Note: totals shown above may not foot due to rounding $ in billions Originations HFS Originations HFI 1.70% 1.65% 1.57% 1.68% 0.95% 1.10% 1.10% 1.18%Gain-on-sale margin Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. Rate lock margin Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks. 0.84% 0.85%

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $45 $22 $11 4Q22 4Q23 4Q24 Estimated potential GAAP noninterest income recognition1,2 Future TRA payment schedule $ in millions; pre-tax For end note descriptions, see end note summary starting on page 39

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Preferred dividend schedule 3Q22 4Q22 1Q23 2Q23 Series H - ~$15 - ~$15 Series I ~$8 ~$8 ~$8 ~$8 Series J ~$5 ~$5 ~$5 ~$5 Series K ~$3 ~$3 ~$3 ~$3 Series L ~$4 ~$4 ~$4 ~$4 Class B Series A ~$3 ~$3 ~$3 ~$3 Total ~$22 ~$38 ~$22 ~$38 Upcoming preferred dividend schedule1 $ in millions Floating (3ML + 3.129%)2 For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 47.1% 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 35.5% 36.8% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $48.8 $47.8 $49.6 $52.6 $55.5 $47.6 $47.8 $51.7 $53.9 $56.1 0 0.2 0.4 0.6 0.8 1 1.2 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2Q21 3Q21 4Q21 1Q22 2Q22 Commercial & industrial overview Portfolio loans Key statistics 2Q21 1Q22 2Q22 NCO ratio1 0.11% 0.07% 0.24% 30-89 Delinquencies 0.22% 0.16% 0.19% 90+ Delinquencies 0.00% 0.02% 0.01% Nonperforming Loans2 0.73% 0.50% 0.48% $ in billions Revolving Line Utilization Trend3 (3.1%) 0.6% 8.0% 4.4% 4.1% Period-end QoQ change Average QoQ change (1.7%) (2.1%) 3.8% 6.0% 5.5% Average – C&I Period-end – C&I For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-Owner Occupied 53% Owner Occupied 47% Multifamily 27% Home Builder 21% Industrial 10% Hospitality 8% Office 9% Retail 5% Other 20% $10.5 $10.3 $10.2 $10.5 $10.7 $10.3 $10.3 $10.3 $10.7 $10.7 $6.0 $5.7 $5.3 $5.4 $5.4 $5.9 $5.5 $5.2 $5.4 $5.4 $16.2 $15.8 $15.6 $16.1 $16.1 $ 6 $16.0 $15.6 $15.9 $16.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 2Q21 3Q21 4Q21 1Q22 2Q22 Commercial real estate overview Portfolio loans Key statistics 2Q21 1Q22 2Q22 NCO ratio1 0.15% (0.03%) 0.07% 30-89 Delinquencies 0.22% 0.12% 0.07% 90+ Delinquencies 0.02% 0.01% 0.00% Nonperforming Loans2 0.32% 0.30% 0.30% $ in billions (0.4%) (2.8%) (2.9%) 2.0% 1.1% Average QoQ change CRE Mortgage Balance by owner occupancy CRE Construction Balance by property type (2.8%) (2.8%) (1.3%) 3.6% (0.1%) Period-end QoQ change $10.5 $10.3 $10.3 $10.2 $10.3 $10.5 $10.7 $10.7 $10.7 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding $10.3

31 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $15.9 $16.2 $16.2 $16.5 $17.4 $16.1 $16.2 $16.4 $17.1 $17.6 2Q21 3Q21 4Q21 1Q22 2Q22 2Q21 1Q22 2Q22 NCO ratio1 (0.01%) (0.02%) (0.02%) 30-89 Delinquencies 0.12% 0.09% 0.09% 90+ Delinquencies 0.35% 0.08% 0.05% Nonperforming Loans2 0.30% 0.51% 0.60% Weighted average FICO at origination3 762 767 765 Weighted average LTV at origination 73% 70% 71% Residential mortgage overview Portfolio loans $ in billions 0.5% 2.1% (0.2%) 1.9% 5.2% Average QoQ change 4% 13% 15% 68% Key statistics Portfolio FICO score at origination3 750+720-749<660 660-719 2.3% 0.2% 1.5% 4.6% 2.5% Period-end QoQ change Average Period-end For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

32 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $4.7 $4.4 $4.2 $4.0 $3.9 $4.5 $4.3 $4.1 $3.9 $3.9 2Q21 3Q21 4Q21 1Q22 2Q22 2% 17% 16% 65% Home equity overview Portfolio loans Key statistics 2Q21 1Q22 2Q22 NCO ratio1 (0.09%) (0.07%) (0.06%) 30-89 Delinquencies 0.44% 0.64% 0.56% 90+ Delinquencies 0.02% 0.03% 0.05% Nonperforming Loans2 1.87% 1.97% 1.84% Weighted average FICO at origination3 762 764 765 Weighted average LTV at origination 69% 68% 68% $ in billions Portfolio FICO score at origination3 (6.7%) (5.7%) (5.2%) (4.1%) (2.8%) Average QoQ change (5.6%) (5.9%) (4.5%) (4.1%) (0.3%) Period-end QoQ change Average Period-end 750+720-749<660 660-719 For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

33 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $14.7 $15.6 $16.3 $17.1 $17.2 $15.2 $16.0 $16.8 $17.4 $17.0 2Q21 3Q21 4Q21 1Q22 2Q22 Indirect secured consumer overview Portfolio loans $ in billions 5.4% 6.0% 4.8% 4.8% 0.6% Average QoQ change 1% 22% 17% 60% 2Q21 1Q22 2Q22 NCO ratio1 0.01% 0.17% 0.13% 30-89 Delinquencies 0.45% 0.62% 0.59% 90+ Delinquencies 0.03% 0.05% 0.05% Nonperforming Loans2 0.32% 0.13% 0.11% Weighted average FICO at origination 764 768 767 Weighted average LTV at origination 89% 88% 88% Portfolio FICO score at origination 750+720-749<660 660-719 88% 12% Auto Specialty Lending Includes primarily RV & Marine Portfolio mix Key statistics 6.0% 5.3% 4.9% 3.8% (2.3%) Period-end QoQ change Average Period-end For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

34 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $1.8 $1.7 $1.7 $1.7 $1.7 $1.8 $1.7 $1.8 $1.7 $1.8 2Q21 3Q21 4Q21 1Q22 2Q22 Credit card overview Portfolio loans $ in billions (5.8%) (1.2%) (0.5%) (2.8%) 0.8% Average QoQ change 4% 29% 20% 47% Key statistics 2Q21 1Q22 2Q22 NCO ratio1 4.52% 3.13% 3.26% 30-89 Delinquencies 0.84% 1.01% 0.96% 90+ Delinquencies 0.78% 0.83% 0.74% Nonperforming Loans2 1.51% 1.36% 1.30% Weighted average FICO at origination3 739 741 742 Portfolio FICO score at origination3 750+720-749<660 660-719 (0.9%) (2.7%) 1.3% (4.3%) 4.3% Period-end QoQ change Average Period-End For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

35 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2Q21 3Q21 4Q21 1Q22 2Q22 509$ 409$ 349$ 337$ 323$ Transfers to nonaccrual status 100 47 62 54 49 Transfers to accrual status - - (26) (2) - Transfers to held for sale (45) (1) (2) (4) - Loan paydowns/payoffs (116) (97) (21) (52) (17) Transfers to OREO - - - - - Charge-offs (45) (10) (28) (11) (37) Draws/other extensions of credit 6 1 3 1 1 409$ 349$ 337$ 323$ 319$ Balance, beginning of period Balance, end of period NPL rollforward1 Commercial Consumer Total NPL $ in millions $ in millions $ in millions For end note descriptions, see end note summary starting on page 39 2Q21 3Q21 4Q21 1Q22 2Q22 232$ 212$ 179$ 161$ 211$ Transfers to nonaccrual status 40 33 30 97 64 Transfers to accrual status (37) (45) (30) (23) (29) Transfers to held for sale - - - - - Loan paydowns/payoffs (15) (14) (13) (16) (20) Transfers to OREO (1) - - (1) (1) Charge-offs (7) (7) (5) (7) (6) Draws/other extensions of credit - - - - 1 212$ 179$ 161$ 211$ 220$ Balance, beginning of period Balance, end of period Total NPL 621$ 528$ 498$ 534$ 539$ Total new nonaccrual loans - HFI 140$ 80$ 92$ 151$ 113$

36 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2Q22 adjustments and notable items Adjusted EPS of $0.791 2Q22 reported EPS of $0.76 included a negative $0.03 impact from the following notable items: • $18 million pre-tax (~$14 million after-tax2) charge related to the valuation of the Visa total return swap • $6 million pre-tax (~$5 million after-tax2) charge related to business disposition charges For end note descriptions, see end note summary starting on page 39

37 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries $ and shares in millions June March December September June (unaudited) 2022 2022 2021 2021 2021 Net income (U.S. GAAP) (a) $562 $494 $662 $704 $709 Net income (U.S. GAAP) (annualized) (b) $2,254 $2,003 $2,626 $2,793 $2,844 Net income available to common shareholders (U.S. GAAP) (c) $526 $474 $627 $684 $674 Add: Intangible amortization, net of tax 9 9 9 9 8 Tangible net income available to common shareholders (d) $535 $483 $636 $693 $682 Tangible net income available to common shareholders (annualized) (e) $2,146 $1,959 $2,523 $2,749 $2,735 Net income available to common shareholders (annualized) (f) $2,110 $1,922 $2,488 $2,714 $2,703 Average Bancorp shareholders' equity (U.S. GAAP) (g) $19,248 $21,402 $22,449 $22,927 $22,927 Less: Average preferred stock (h) (2,116) (2,116) (2,116) (2,116) (2,116) Average goodwill (4,744) (4,514) (4,514) (4,430) (4,259) Average intangible assets and other servicing rights (158) (150) (162) (149) (122) Average tangible common equity (i) $12,230 $14,622 $15,657 $16,232 $16,430 Less: Average accumulated other comprehensive income ("AOCI") 2,397 (129) (1,382) (1,980) (1,968) Average tangible common equity, excluding AOCI (j) $14,627 $14,493 $14,275 $14,252 $14,462 Adjustments (pre-tax items) Valuation of Visa total return swap 18 11 19 17 37 Fifth Third Foundation contribution - - - 15 - Net business acquisition and disposition charges/(gain) 6 - - (60) - Special COVID staffing bonus to front-line employees - - 10 - - Adjustments - after-tax 1 (k) 19 8 22 (21) 28 Adjusted net income [(a) + (k)] $581 $502 $684 $683 $737 Adjusted net income (annualized) (l) $2,330 $2,036 $2,714 $2,710 $2,956 Adjusted net income available to common shareholders [(c) + (k)] $545 $482 $649 $663 $702 Adjusted net income available to common shareholders (annualized) (m) $2,186 $1,955 $2,575 $2,630 $2,816 Adjusted tangible net income available to common shareholders [(d) + (k)] $554 $491 $658 $672 $710 Adjusted tangible net income available to common shareholders (annualized) (n) $2,222 $1,991 $2,611 $2,666 $2,848 Average assets (o) $205,897 $209,150 $209,604 $205,449 $206,353 Metrics: Return on assets (b) / (o) 1.09% 0.96% 1.25% 1.36% 1.38% Adjusted return on assets (l) / (o) 1.13% 0.97% 1.29% 1.32% 1.43% Return on average common equity (f) / [(g) + (h)] 12.3% 10.0% 12.2% 13.0% 13.0% Adjusted return on average common equity (m) / [(g) + (h)] 12.8% 10.1% 12.7% 12.6% 13.5% Return on average tangible common equity (e) / (i) 17.5% 13.4% 16.1% 16.9% 16.6% Adjusted return on average tangible common equity (n) / (i) 18.2% 13.6% 16.7% 16.4% 17.3% Adjusted return on average tangible common equity, excluding AOCI (n) / (j) 15.2% 13.7% 18.3% 18.7% 19.7% For the Three Months Ended

38 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp and Subsidiaries For the Three Months Ended $ and shares in millions June March December September June (unaudited) 2022 2022 2021 2021 2021 Average interest-earning assets (a) $184,406 $187,894 $187,045 $182,801 $184,918 Net interest income (U.S. GAAP) (b) $1,339 $1,195 $1,197 $1,189 $1,208 Add:Taxable equivalent adjustment 3 3 3 3 3 Net interest income (FTE) (c) $1,342 $1,198 $1,200 $1,192 $1,211 Net interest income (FTE) (annualized) (d) $5,383 $4,859 $4,761 $4,729 $4,857 Noninterest income (U.S. GAAP) (e) $676 $684 $791 $836 $741 Valuation of Visa total return swap 18 11 19 17 37 Net disposition charges/(gain) 6 - - (60) - Adjusted noninterest income (f) $700 $695 $810 $793 $778 Add:Securities (gains)/losses 32 14 19 1 (10) Adjusted noninterest income, (excl. securities (gains)/losses) $732 $709 $829 $794 $768 Noninterest expense (U.S. GAAP) (g) $1,112 $1,222 $1,206 $1,172 $1,153 Fifth Third Foundation contribution - - - (15) - Special COVID staffing bonus to front-line employees - - (10) - - Adjusted noninterest expense (h) $1,112 $1,222 $1,196 $1,157 $1,153 Metrics: Revenue (FTE) (c) + (e) 2,018 1,882 1,991 2,028 1,952 Adjusted revenue (c) + (f) 2,042 1,893 2,010 1,985 1,989 Pre-provision net revenue [(c) + (e) - (g)] 906 660 785 856 799 Adjusted pre-provision net revenue [(c) + (f) - (h)] 930 671 814 828 836 Net interest margin (FTE) (d) / (a) 2.92% 2.59% 2.55% 2.59% 2.63% Efficiency ratio (FTE) (g) / [(c) + (e)] 55.1% 64.9% 60.6% 57.8% 59.1% Adjusted efficiency ratio (h) / [(c) + (f)] 54.5% 64.6% 59.5% 58.3% 58.0% Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 39; totals shown above may not foot due to rounding

39 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 3 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 37 and 38 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Current period regulatory capital ratios are estimated. Slide 4 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 37 and 38 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 5 end notes 1. Non-GAAP measure: see reconciliation on pages 37 and 38 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 37 and 38 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 7 end notes 1. Includes taxable and tax-exempt securities. Slide 9 end notes 1. Excludes HFS loans. Slide 10 end notes 1. 2Q22 commercial and consumer portfolio make up $138 and $50M, respectively, of the total reserve for unfunded commitment. Slide 11 end notes 1. Current period regulatory capital ratios are estimated. 2. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 13 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 14 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 17 end notes Data is for fiscal year 2021, unless otherwise noted. 1. 9/23/2020 - 3/31/2022. 2. As of 7/5/2022 and in terms of ethnicity or gender. 3. Since 2004 Slide 18 end notes 1. Peer group comprises of Fifth Third’s board approved peers. 2. From leading third-party ESG data provider.

40 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 20 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 21 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 22 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 23 end notes Note: Data as of 6/30/22. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors 3. Excludes ~$0.4BN in Small Business Administration Paycheck Protection Program (PPP) loans. 4. Fifth Third had $705MM 3ML receive-fix swaps and $2.25BN 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 5. Yield of the 2Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio. 6. Effective duration taxable and non-taxable available for sale portfolio. 7. As a percent of total commercial, excluding PPP loans. 8. As a percent of total consumer. 9. As a percent of par. 10. Includes 12M term, 6M term, and Fed Funds based loans. 11. Excludes equity securities. 12. Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves 13. Includes overnight term, 3M term, 6M term, 12M term and Fed Funds Slide 24 end notes Note: Data as of 06/30/22; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Excludes ~$0.4BN in Small Business Administration Paycheck Protection Program (PPP) loans. 2. Effective duration taxable and non-taxable available for sale portfolio. 3. Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2 Slide 25 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR. 2. $3BN floors mature on 12/16/2024. Slide 27 end notes 1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%. 2. See forward-looking statements on page 2. Slide 28 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures 2. Estimates assume forward curve for LIBOR as of 7/1/22.

41 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 29 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. Total commercial portfolio line utilization. Slide 30 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 31 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired mortgage loans. Slide 32 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired home equity loans. Slide 33 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 34 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years. Slide 35 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 36 end notes 1. Average diluted common shares outstanding (thousands); 694,805; all adjusted figures are non-GAAP measures; see reconciliation on pages 37 and 38 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Assumes a 23% tax rate. Slide 37 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate. Slide 38 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures.